UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT 0F 1934
Date of Report (Date of Earliest Event Reported): May 4, 2007 (April 30, 2007)
CENTRUE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3145350 (IRS Employer Identification No.)
0-28846
(Commission File Number)
122 West Madison Street, Ottawa, IL
(Address of principal executive offices, including zip code)
(815) 431-2720
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 30, 2007, J. David Conterio, Executive Vice President / Head of Wealth Management of the Company, left the Company. Mr. Conterio’s employment with the Company ceased because the position of Head of Wealth Management was eliminated.

Pursuant to the Employment Security Agreement dated May 23, 2005, between the Company and Mr. Conterio, the Company is obligated to pay Mr. Conterio a one-time cash payment of $142,500 within thirty days after the date his employment with the Company ceased.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION
Date: May 4, 2007	By:	/s/ Kurt R. Stevenson
Kurt R. Stevenson
Senior Executive Vice President and Principal Financial Accounting Officer

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